UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

January 23, 2018

Central Pacific Financial Corp.

(Exact name of registrant as specified in its charter)

Hawaii	001-31567	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii (Address of principal executive offices)	96813 (Zip Code)

(808) 544-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 23, 2018, the Boards of Directors of Central Pacific Financial Corp. (the “Company”) and its bank subsidiary Central Pacific Bank (the “Bank”) appointed Mr. Christopher Lutes to their respective Boards of Directors effective March 1, 2018, increasing the size of their respective boards to twelve (12) directors.  Mr. Lutes will be joining the Company’s Audit Committee and Bank’s Audit Committee.

Mr. Lutes, age 50, has over twenty (20) years of experience in the financial services industry in the executive and chief financial officer capacities. He is currently the Chief Financial Officer of Elevate Credit, Inc., which specializes in tech-enabled online credit solutions. He has been the Chief Financial Officer at Elevate and its predecessor Company since 2007. Prior to joining Elevate, Mr. Lutes was the Chief Financial Officer for Silicon Valley Bank from 1998-2001. He began his career in public accounting with Coopers & Lybrand.

In connection with his appointment, Mr. Lutes will be eligible to participate in the Company’s 2013 Stock Compensation Plan, as well as the directors Deferred Compensation Plan, both of which are described in the Company’s most recent definitive proxy statement filed with the Securities and Exchange Commission (SEC) on March 10, 2017 and referenced as exhibits in the Company’s Form 10-K filed with the SEC on March 1, 2017.  In addition, Mr. Lutes will receive annual cash compensation, in accordance with the Company’s policies for nonemployee directors who are not chairs of any particular Company board committee, of $90,000 (pro rated for 2018).

The Bank may in the future have ordinary course loan and deposit relationships with Mr. Lutes and companies with which he and his related parties have a respective interest, which will be in the ordinary course of the Bank’s business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans and deposits with persons unrelated to the Bank, and will not involve more than the normal risk of collectibility or present other unfavorable features.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp. (Registrant)

Date: January 23, 2018	By:	/s/ Glenn K. C. Ching
Glenn K.C. Ching
Executive Vice President, Chief Legal Officer and Corporate Secretary